EXHIBIT 10.11

*	Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of March 13, 2012 (the “Effective Date”), by and between MARINA BIOTECH, INC., a Delaware corporation with a place of business at 3830 Monte Villa Parkway, Bothell, Washington 98021 USA (“Marina”), and PRONAI THERAPEUTICS, INC., a Delaware corporation with a place of business at 2725 South Industrial Highway, Suite 200, Ann Arbor, Michigan 48104 (“ProNAi”). Marina and ProNAi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Marina owns or controls certain patent rights and know-how relating to its SMARTICLES® liposomal delivery technology; and

WHEREAS, ProNAi desires to obtain from Marina, and Marina is willing to grant to ProNAi, an exclusive [***] license under Marina’s technology and intellectual property to develop and commercialize drug products containing such delivery technology combined with one or more selected DNAi oligonucleotides, on the terms and conditions set forth herein;

NOW, THEREFORE, based on the premises and the mutual covenants and obligations set forth below, and intending to be bound hereby, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

For purposes of this Agreement, the following terms (including, if applicable, the plural versions thereof) shall have the meanings as set forth below:

1.1 “Additional Indication” means, with respect to a particular Licensed Product, an indication for treating or preventing a human disease or condition that is the subject of and covered by a unique NDA application and Regulatory Approval, different from and subsequent to the original Regulatory Approval for such Licensed Product.

1.2 “Affiliate” means, with respect to a particular Party, an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Party. For purposes of this definition, the term “control” (with correlative meanings for the terms “controlled by” and “under common control with”) means that the

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applicable entity has the actual power, direct or indirect, to direct and to cause the direction of the management and policies of the applicable other entity, whether through ownership of fifty percent (50%) or more of the voting securities of such other entity, by contract or otherwise. An entity will be an Affiliate for purposes of this Agreement only so long as it satisfies the definition set forth above in this Section.

1.3 “Applicable Law” means all applicable laws, rules, ordinances, and regulations, including any rules, regulations, guidelines or other requirements of relevant government agencies, that may be in effect from time to time in the applicable country or jurisdiction, applicable to the specific activities being undertaken pursuant to this Agreement.

1.4 “Bankrupt Party” shall have the meaning ascribed to such term in Section 10.2(b).

1.5 “Claim” means any claim, allegation, suit, complaint, action or legal proceeding.

1.6 “Commercialize” or “Commercialization” means those activities comprising or relating to the manufacturing, promotion, marketing, advertising, distribution and sale of Licensed Products, including Phase IV Trials or equivalent clinical trials conducted following Regulatory Approval as needed or useful to promote and market the Licensed Product and/or maintain such Regulatory Approval.

1.7 “Commercially Reasonable Efforts” means [***].

1.8 “Confidential Information” of a Party means all confidential or proprietary Information received or otherwise obtained by the other Party from such Party or its Affiliates pursuant to this Agreement, other than that portion of such information that:

(a) is now, or hereafter becomes, generally available to the public through no fault of the receiving Party, or its Affiliates, or any entity that obtained such information or materials from the receiving Party;

(b) the receiving Party or its Affiliates already possesses, as evidenced by its written records, prior to receipt thereof from the disclosing Party;

(c) is obtained without restriction from a Third Party that had the legal right to disclose the same to the receiving Party or its Affiliates; or

(d) has been independently developed by the receiving Party or its Affiliates without the aid, application or use of any Confidential Information of the disclosing Party, as demonstrated by competent written proof.

1.9 “Default” shall mean a failure by a Party to perform one or more of its material obligations under this Agreement which, if not cured within the applicable cure period set forth in Section 10.2(c) or (d), is likely to cause material harm to the other Party.

1.10 “Dispute” shall have the meaning ascribed to such term in Section 11.1.

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1.11 “DNAi” means all single stranded oligonucleotides that affect the non-transcribed region of a gene target. DNAi does not include RNAi, antisense and microRNA oligonucleotides that base pair with mRNAs, microRNAs or pre-mRNAs to affect expression of a gene, directly or indirectly.

1.12 “Field of Use” means [***].

1.13 “Field Infringement” shall have the meaning ascribed to such term in Section 6.4.

1.14 “Financial Event” shall have the meaning ascribed to that term in Section 10.2(b).

1.15 “First Commercial Sale” means, with respect to a particular country, the first commercial sale of a Licensed Product by ProNAi, its Affiliates or Sublicensees to a Third Party in a country, after all needed Regulatory Approvals for the Licensed Product have been granted in such country.

1.16 “GAAP” means generally accepted accounting principles.

1.17 “Generic Product” means, with respect to a Licensed Product, a generic product in a formulation similar to and substitutable for such Licensed Product.

1.18 “Improvement Patent Claim” means any claim in a patent application filed by ProNAi (or in any patent issuing on any such application) that: (i) claims any improvements, modifications or enhancements to the Licensed Technology invented by ProNAi, and (ii) cannot be practiced without infringing the Licensed Patents, and including for clarity applicable claims in continuing patent applications (such as continuations, divisions, or continuations-in-part) or in any reissue, re-examined or extended patent.

1.19 “IND” means an Investigational New Drug application, as defined in 21 C.F.R. 312 or any successor regulation or comparable application in accordance with the Regulatory Authority in the applicable jurisdiction.

1.20 “Indemnified Party” shall have the meaning ascribed to it in Section 8.3.

1.21 “Indemnifying Party” shall have the meaning ascribed to it in Section 8.3.

1.22 “Information” means any and all data, results, improvements, processes, methods, protocols, formulas, inventions, know-how, trade secrets and any other information, patentable or otherwise, which may include (but is not limited to) scientific, research and development, manufacturing know-how, pre-clinical, clinical, regulatory, manufacturing, safety, marketing, financial and commercial information or data.

1.23 “Initial Upfront License Fee” shall have the meaning ascribed to it in Section 5.1.

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1.24 “Joint Intellectual Property” shall have the meaning ascribed to it in Section 6.1(b).

1.25 “Licensed Know-How” means any and all proprietary Information owned or controlled by Marina (or its Affiliate) that (i) relates directly to the use or practice of the Licensed Patents and/or (ii) is otherwise necessary to develop, make, use or sell Licensed Product.

1.26 “Licensed Patent” means:

(a) The patents and patent applications that are owned or controlled by Marina or its Affiliate that claim or cover the Marina Technology (including the manufacture or use thereof), including those patents and patent applications listed in Appendix A of this Agreement;

(b) all additional patent applications based on or relating to the patents and applications set forth in subclause (a) above;

(c) any and all patent applications that are continuing applications (including continuations, continuations-in-part or divisionals, or any foreign equivalents thereof) of the patents and applications described in (a) or (b) above;

(d) any and all issued and unexpired patents resulting from any of the applications described in (a), (b) or (c) above;

(e) any and all issued and unexpired reissues, reexaminations, renewals, extensions (and any foreign equivalents of any of the foregoing) of any of the patents described in (a), (c) or (d) above; and

(f) any and all supplemental protection certificates (and any foreign equivalents thereof) applicable to products that, prior to the expiration of any patents listed on Appendix A or any patents included in the scope of (d) above, were covered by one or more Valid Claims of such patents.

1.27 “Licensed Product” means a pharmaceutical composition (including any improvements, enhancements or modifications to such composition) developed or sold by ProNAi (or its Affiliate or Sublicensee) that contains a ProNAi Compound and Marina Technology which targets a gene target.

1.28 “Licensed Technology” means the Licensed Patents, the Licensed Know-How, and Marina’s interest in any Joint Intellectual Property.

1.29 “Losses” means costs and expenses (including, without limitation, reasonable legal expenses and attorneys’ fees), judgments, liabilities, fines, damages, assessments and/or other losses.

1.30 “Marina Indemnitees” shall have the meaning ascribed to such term in Section 8.2.

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1.31 “Marina Technology” means a single formulation of Marina’s proprietary SMARTICLES® liposomal delivery technology for each Licensed Product, as designated by ProNAi in writing, initially the [***] formulation ([***]), and any Technology Improvements thereto.

1.32 “NDA” means a New Drug Application, as defined in 21 C.F.R. 314, and any other appropriate application or registration submitted to the appropriate Regulatory Authority in a particular country in the Territory to seek Regulatory Approval for sale of Licensed Product in such country.

1.33 “Net Sales” means, with respect to a certain time period, all revenues recognized, and deductions applied, in accordance with GAAP consistently applied, based on invoices for the sales of Licensed Products sold by ProNAi or its Affiliate to Third Parties (but not including sales relating to transactions between ProNAi, its Affiliates and/or its respective Sublicensees and agents) during such time period, less the total of the following estimated and/or incurred charges or expenses with respect to such sales: (a) [***]; (b) [***]; (c) [***]; (d) [***]; (e) [***]; (f) [***]; and (g) [***].

Any disposal of Licensed Products for, or use of Licensed Products in, clinical or pre-clinical trials, given as free samples, including, without limitation, sample cards, or distributed for indigent programs shall not be included in Net Sales.

Upon any sale or other disposal of any Licensed Product that should be included within Net Sales for any consideration other than an exclusively monetary consideration on bona fide arm’s-length terms, then for purposes of calculating the Net Sales under this Agreement, [***].

1.34 “Original License Agreement” means that certain Exclusive License Agreement between the Parties dated March 5, 2007, as amended on May 16, 2007.

1.35 “Phase IV Trial” means a clinical trial of a pharmaceutical product initiated in a country in an approved indication after receipt of Regulatory Approval for such product in such indication in such country, intended to delineate additional information about such product’s risks, benefits and/or optimal use.

1.36 “ProNAi Compound” means any DNAi oligonucleotide that is owned, controlled, developed or licensed by ProNAi (or its Affiliate) for use in the Field of Use, such as [***] through [***].

1.37 “ProNAi Indemnitees” shall have the meaning ascribed to such term in Section 8.1.

1.38 “Prosecution” shall have the meaning ascribed to such term in Section 6.3.

1.39 “Regulatory Approval” means all approvals (including supplements, amendments, pre- and post-approvals and price approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the distribution, use or sale of a Licensed Product in the applicable country or regulatory jurisdiction.

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1.40 “Regulatory Authority” means any regulatory agency, department, bureau, commission, council or other governmental entity involved in granting approvals, registrations or licenses for the development, manufacturing, marketing, reimbursement and/or pricing of a Licensed Product in a particular country or regulatory jurisdiction.

1.41 “Regulatory Documents” means all regulatory documents and filings, correspondence with Regulatory Authorities, annual reports and amendments thereto related to a Licensed Product.

1.42 “Royalty Term” means, as to a particular Licensed Product sold in a country, the period from the date of First Commercial Sale of such Licensed Product in such country until the later of: (i) the date of expiration of the last to expire patent included in the Licensed Patents having a Valid Claim that claims the Licensed Product in such country, or (ii) 10 years after such First Commercial Sale of the Licensed Product in such country.

1.43 “Royalties Report” shall have the meaning ascribed to such term in Section 5.6.

1.44 [***]

1.45 “Sublicensee” means a sublicensee, direct or indirect, of ProNAi under ProNAi’s rights pursuant to Section 2.1.

1.46 “Technology Improvement” means any improvements, enhancements or modifications to the Marina Technology created solely by Marina and which are not created pursuant to any agreement between Marina and a Third Party, but excluding agreements with a contract research organization or consultant (or similar organization) that is contracted to improve the technology on behalf of Marina and where Marina owns or has exclusive license rights to the improvements made under such agreement.

1.47 “Term” means the term of this Agreement as set forth in Section 10.1.

1.48 “Territory” means [***].

1.49 “Third Party” means any entity or person other than Marina or ProNAi or an Affiliate of either of them.

1.50 “Third Party Claim” means any claim, action, allegation, suit or legal proceeding brought by a Third Party against another entity or person.

1.51 “Trademark” means any trade name, service mark, logo or trademark (whether or not registered), together with all goodwill associated therewith, and any renewals, extensions or modifications thereto.

1.52 “Valid Claim” means an unexpired claim of an issued patent within the Licensed Patents that has not been ruled to be unpatentable, invalid or unenforceable by a court or other authority in the country of the patent with competent jurisdiction, from which decision no appeal is taken or can be taken.

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ARTICLE 2

LICENSES AND RELATED RIGHTS

2.1 License Grants. Marina hereby grants to ProNAi (and its Affiliates) an exclusive royalty-bearing right and license, with full rights to grant sublicenses through multiple tiers, under the Licensed Technology to research (however, for clarity, such research shall not be performed solely on the Marina Technology), have researched, develop, make, have made, use, sell, offer for sale, import, export and otherwise Commercialize the Licensed Product(s) within the Field of Use in the Territory. In the interest of clarity, this license includes ProNAi’s right to conduct pre-clinical feasibility studies prior to designating a Licensed Product.

2.2 Sublicenses. Any sublicenses granted to Third Party Sublicensees under the license rights granted in Section 2.1 shall be subject to the following terms: ProNAi shall promptly notify Marina of the granting of any sublicense hereunder including the name of the Sublicensee and a general description of the rights sublicensed, and each such sublicense shall be consistent with the terms of this Agreement.

2.3 Retained Rights. For clarity, Marina retains all rights under the Licensed Technology, subject only to the license rights granted to ProNAi under Section 2.1.

2.4 Limitations on License Rights. Except as granted under Section 2.1, no other rights to use or practice the Licensed Technology for any other use or purpose are granted to ProNAi.

2.5 Trademark License. Marina grants to ProNAi a revocable, limited, non-exclusive, non-transferable license in the United States and European Union member countries to use Marina’s Trademark “SMARTICLES® liposomal delivery technology” and in all other countries in the Territory “SMARTICLES™ liposomal delivery technology” solely to research, develop, promote and sell Licensed Products. Notwithstanding the foregoing, any use or display of the Trademark by ProNAi shall be in a manner that the Parties agree is commercially reasonable, which approval by Marina shall not be unreasonably withheld. Marina may, at its discretion, independently monitor ProNAi’s use of the Trademark, and if Marina perceives a use or display of its Trademark that is not in accordance with preciously approved submissions or is otherwise damaging to Marina, Marina may notify ProNAi of such and ProNAi shall correct such non-conformance or shall cease and desist such use or display within thirty (30) days of receipt of such notice.

ARTICLE 3

PRODUCT DEVELOPMENT AND REGULATORY MATTERS

3.1 Development in Field of Use. ProNAi shall have the sole rights to control and conduct, itself and/or through Affiliates or Sublicensees, and in its sole discretion except as provided below, the research and development of Licensed Products for Commercialization and use in the Field of Use in the Territory. ProNAi agrees to use [***] to conduct such research and development (pre-clinical and clinical) of Licensed Products as necessary to obtain Regulatory

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Approval of a Licensed Product in the Field of Use in any country in the Territory where ProNAi determines it is commercially reasonable to do so. ProNAi may satisfy the foregoing diligence obligation through activities of its Affiliates, subcontractors and/or Sublicensees. ProNAi may subcontract all or part of the conduct of such development program to appropriately qualified Third Parties.

3.2 Development Reporting. Every year within [***] days after the anniversary of the Effective Date, ProNAi shall provide a written report to Marina and the Parties shall meet by teleconference to discuss the progress and results of the development program on Licensed Products during the previous year, including a summary of results and of the efforts taken in relation to the preparation submission of applications and other filings for Regulatory Approvals for each of the Licensed Products in the Field of Use. ProNAi shall also provide prompt written notice to Marina of (i) any Regulatory Approval received for any Licensed Product in any country and (ii) the anticipated commercial launch date for the Licensed Product in each country. The information communicated in such reports, at such meetings and in such notices shall be deemed to be ProNAi’s Confidential Information.

3.3 Uncertainty In Development. With respect to the development of Licensed Products and efforts to obtain Regulatory Approval, each of the Parties agrees as follows:

(a) Drug product research and development is uncertain and has many risks and potential problems (including efficacy and toxicity issues), and that the development program on Licensed Products may produce no results, or unpredictable or inaccurate results, or results that cannot support Regulatory Approval or further development or commercial activity;

(b) Neither Party gives to the other any warranty or assurance that the development program for Licensed Products will have any particular result, that Regulatory Approval(s) will be obtained, or that such product development or Commercialization will be successful;

(c) ProNAi’s research and development program is dependent upon ProNAi’s receipt of adequate funding for such projects, from sources that may include federal and other grants, foundations, partners or private capital. The availability of such financing is uncertain and ProNAi makes no warranty or assurance that such attempts will be successful;

(d) For the avoidance of doubt, deviations from or changes to the development program on Licensed Product due to unexpected, unpredictable, inaccurate, or otherwise undesirable results as described in this Section 3.3 (including, without limitation, results indicating toxicity issue or a lack of efficacy) shall not be considered a failure of ProNAi to meet its obligations hereunder and it shall not be deemed a material breach to this Agreement per Section 10.2(c) of this Agreement.

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3.4 Regulatory Matters Generally. ProNAi (or its Affiliate or Sublicensee, as applicable) shall have the exclusive rights to manage and conduct all regulatory activities relating Licensed Products for use in the Field of Use in the Territory. ProNAi may subcontract all or part of the conduct of such regulatory activities to appropriately qualified third parties.

3.5 Communications with Regulatory Authorities. From and after the Effective Date, ProNAi shall be solely responsible for all contacts with all Regulatory Authorities with respect to Licensed Products within the Field of Use in the Territory. ProNAi may, in its sole determination, request that Marina participate in such regulatory discussions and Marina agrees to comply with such request. ProNAi shall reimburse Marina for its actual costs and expenses (including FTE rates, travel, per diem and lodging) with respect to such requested participation.

3.6 Regulatory Filings. ProNAi (or its Affiliate or Sublicensee) shall control and have sole responsibility for, at its expense and in its name, preparing and filing with the appropriate Regulatory Authorities of all Regulatory Documents, including all INDs and that are necessary or useful to conduct clinical studies of the Licensed Products, and all NDAs and other applications for Regulatory Approval to market and sell Licensed Products in the Field of Use in the Territory, and all amendments or supplements thereto. ProNAi (or its Affiliate or Sublicensee, as applicable) shall own the entire and exclusive rights in all its Regulatory Documents and Regulatory Approvals.

ARTICLE 4

COMMERCIALIZATION; MANUFACTURING

4.1 Commercialization Rights in Field of Use. ProNAi shall have the sole rights, itself and/or through Affiliates or Sublicensees (and their respective distributors) to Commercialize and otherwise exploit Licensed Products developed by ProNAi or its Affiliates (or Sublicensee) for all uses in the Field of Use in the Territory. ProNAi agrees to use [***] to conduct such Commercialization activities of a Licensed Product in the Field of Use in any country in the Territory where ProNAi determines it is commercially reasonable to do so. ProNAi may satisfy the foregoing diligence obligation through activities of its Affiliates, subcontractors and/or Sublicensees. ProNAi (and its Affiliates and Sublicensees) shall have sole control over all decisions regarding Commercialization, including pricing and marketing strategies.

4.2 Commercialization Reporting. Every year within [***] days of the anniversary of the Effective Date after Regulatory Approval is granted on a particular Licensed Product, ProNAi shall provide a written report to Marina and the Parties shall meet by teleconference to discuss the efforts and progress of the Commercialization program on such Licensed Product in the Field of Use during the previous year, including a summary of marketing results. The information communicated in such reports and at such meetings shall be deemed to be ProNAi’s Confidential Information.

4.3 Manufacturing. ProNAi (and/or its Affiliate or Sublicensee) shall have the sole responsibility for conducting all manufacturing process development and scale-up, as needed to have an appropriate manufacturing process for Licensed Products sufficient to meet all expected demand for Licensed Products. For the avoidance of doubt, ProNAi (and/or its Affiliate or Sublicensee) shall have the right to source the lipids comprising the Marina Technology from a Third Party and to have the Licensed Products manufactured by a Third Party contracted by ProNAi.

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ARTICLE 5

CONSIDERATION; PAYMENTS; REPORTS

5.1 Initial Upfront License Fee. In part consideration of the license rights granted by Marina under this Agreement, ProNAi shall pay Marina a non-refundable, non-creditable upfront license fee of $[***] for the first Licensed Product designated under this Agreement (the “Initial Upfront License Fee”), such payment shall be made upon the earlier of (a) [***] or (b) within [***] days of [***].

5.2 Additional Upfront License Fees. In part consideration of the license rights granted by Marina under this Agreement, ProNAi shall pay Marina a non-refundable, non-creditable upfront license fee of $[***] for each subsequent Licensed Product, of which $[***] will be paid not later than [***] and the balance (i.e., $[***]) will be paid upon the earlier of [***] or [***].

5.3 Milestone Payments.

(a) In part consideration of the license rights granted by Marina under this Agreement, ProNAi shall pay to Marina a non-refundable, non-creditable milestone payment upon first achievement by ProNAi, its Affiliate or Sublicensee of the applicable milestone event set forth in the table below, such payments to be in the listed amounts for the applicable milestone event:

Milestone Event	Milestone Payment
(i) For each Licensed Product:
(1) [***]	$	[	***]
(2) [***]	$	[	***]
(3) [***]	$	[	***]
(4) [***]	$	[	***]
(ii) [***]	$	[	***]

For clarity each of the above milestone payments shall be paid only once for a particular Licensed Product, regardless if any such Milestone Event is achieved more than once, [***]. Further, if a particular Licensed Product achieves a particular Milestone Event under subclause (i) of the above table without having achieved a previous Milestone Event in such subclause (i), then such previous Milestone Event shall be deemed also achieved, and the Milestone Payment associated with such Milestone Event shall then be paid with the achievement of the subsequent

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Milestone Event. For illustrative purposes only, if the [***] Milestone Event as set forth in (i)(3) in the table above is not achieved for a Licensed Product but the [***] Milestone Event as set forth in (i)(4) above is achieved for such Licensed Product, then the Milestone Payment for achievement of the Milestone Event in clause (i)(3) ($[***]) will be paid when the Milestone Payment for (i)(4) is paid. The total amount of milestone payments payable for a particular Licensed Product under the above shall not, in any event, exceed $[***] under subclause (i) of the above table and $14,000,000 in total.

(b) ProNAi shall [***] notify Marina of the achievement of any Milestone Event for each Licensed Product. All Milestone Payments under subsection (a) above are non-refundable and non-creditable, and shall be due within [***] days of achievement of the applicable Milestone Event.

5.4 Royalties. In part consideration of the license rights granted by Marina under this Agreement, ProNAi shall pay royalties to Marina on Net Sales by ProNAi or any of its Affiliates or Sublicensees of Licensed Products during the Royalty Term for sales of License Product in country(ies) where such sale would infringe, absent the license granted in Section 2.1, a Valid Claim of an issued Licensed Patent, ProNAi shall pay to Marina royalties equal to [***]% of the Net Sales revenue recognized by ProNAi or any of its Affiliates or Sublicensees from such sales.

5.5 Anti-Stacking Provisions. If ProNAi or its Affiliate owes to one or more Third Parties, under license agreement(s) granting ProNAi (or its Affiliate or Sublicensee) license rights covering patents (or other intellectual property rights) that are needed to make, use, sell or otherwise Commercialize the Licensed Technology as contained in a Licensed Product, royalties or similar payments on sales of such Licensed Products, then ProNAi may reduce the royalties owed to Marina under Section 5.4 based on such sales of Licensed Product by [***]% of the royalty or similar payments actually paid to such Third Parties, provided that ProNAi shall not reduce any particular royalty payment to Marina by more than [***]% of the amount otherwise owed under the royalty provisions of Section 5.4 for the applicable royalty period.

5.6 Payment of Royalty. The royalty obligation under Section 5.4 shall accrue upon the sales of a Licensed Product in each particular country in the Territory, commencing upon [***], and such obligation shall end upon the expiration of the Royalty Term applicable to such Licensed Product in such country. All such royalty payments are non-refundable and non-creditable and shall be due within [***] days of the end of each [***] and are payable in immediately available funds. ProNAi shall notify Marina in writing promptly upon the First Commercial Sale of Licensed Product in each country and thereafter ProNAi shall furnish Marina with a written report (the “Royalties Report”) for each completed [***] showing, on a country-by-country basis, according to the volume of units of Licensed Product sold in each such country (by SKU) during the reporting period (whether Licensed Product is sold by ProNAi or its Affiliates or Sublicensees): (a) the gross invoiced sales of the Licensed Product sold in each country during the reporting period, and the amounts deducted therefrom to determine Net Sales from such gross invoiced sales; (b) the royalties payable in dollars, if any, which shall have accrued hereunder based upon Net Revenues from sales of Licensed Product; and (c) the withholding taxes, if any, required by Applicable Law to be deducted in respect of such sales (provided that, as to sales by Sublicensees, ProNAi shall report only the net sales numbers (using the definition for such term in the applicable sublicense agreement) as reported by the

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Sublicensee, if such Sublicensee does not report gross invoiced sales numbers). With respect to sales of Licensed Product invoiced in US dollars, the gross invoiced sales, Net Revenues and royalties payable shall be expressed in the Royalties Report in US Dollars. With respect to sales of Licensed Product invoiced in a currency other than US dollars, the gross invoiced sales, Net Sales and royalties payable shall be expressed in the Royalties Report in the domestic currency of the party making the sale as well as in the US dollar equivalent of the Royalty payable and the exchange rate used in determining the amount of US dollars. The US dollar equivalent shall be calculated on a calendar-month basis using the average monthly interbank rate listed in the Wall Street Journal.

5.7 Currency Restrictions. If at any time legal restrictions in any country in the world prevent the prompt remittance of any payments with respect to sales in that country, ProNAi shall have the right and option upon written notice to Marina to make such payments by depositing the amount thereof in local currency to Marina’s account (or such other designated nominee by Marina) in a bank or depository in such country.

5.8 Taxes. In the event that laws, rules or regulations require ProNAi to withhold taxes with respect to any payment to be made by ProNAi to Marina pursuant to this Agreement, ProNAi will notify Marina of such withholding requirement prior to making the payment to Marina and shall make such withholding from such payment of the required amount of withholding and shall make the required tax payment to the appropriate tax authority, and provide such assistance to Marina, including the provision of such documentation as may be required by a tax authority, as may be reasonably necessary in Marina’s efforts to claim an exemption from or reduction of such taxes.

5.9 Late Payments. All fees and royalties due under this Agreement not received within the period due shall bear interest from the date they are due until the date they are paid at the rate of [***] percent ([***]%) per annum or the maximum rate permitted by law, whichever is less.

5.10 Audit. ProNAi and its Affiliates shall keep complete and accurate records of the underlying revenue and expense data relating to the calculations of Net Sales, Sublicensee revenues and payments required under this Agreement. Marina shall have the right, at its own expense and no more than [***], to have an independent, certified public accountant, selected by Marina and reasonably acceptable to ProNAi, review all such records upon reasonable notice and during regular business hours and under obligations of strict confidence, for the sole purpose of verifying the basis and accuracy of payments required and made under this Agreement within the prior [***] month period. No calendar quarter may be audited more than one time. ProNAi shall receive a copy of each audit report promptly from Marina. Should the inspection lead to the discovery of a discrepancy to Marina’s detriment, ProNAi shall pay the amount of the discrepancy in Marina’s favor within [***] days after being notified thereof. Marina shall pay the full cost of the inspection unless the discrepancy is greater than [***] percent ([***]%), in which case ProNAi shall pay to Marina the actual cost charged by such accountant for such inspection. If such audit shows a discrepancy in ProNAi’s favor, then ProNAi may credit the amount of such discrepancy against subsequent amounts owed to Marina, or if no further amounts are owed under this Agreement, then Marina shall pay ProNAi the amount of the discrepancy within [***] days after being notified thereof.

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ARTICLE 6

INTELLECTUAL PROPERTY

6.1 Intellectual Property Ownership.

(a) Any information, know-how, data, results, and inventions, and any associated intellectual property, that is made, discovered, created, invented or generated by ProNAi or its Affiliate in any activities or work under this Agreement shall be owned by ProNAi.

(b) Any information, know-how, data, results, and inventions, and any associated intellectual property, that is made, discovered, created, invented or generated by jointly by ProNAi and/or its Affiliate and Marina and/or its Affiliates in any activities or work under this Agreement shall be jointly owned by ProNAi and Marina (the “Joint Intellectual Property”). Neither Party would assign their rights to the Joint Intellectual Property without the prior written consent of the other Party.

6.2 Grant-Back License. Subject to the terms of the Agreement, ProNAi hereby grants to Marina (and its Affiliates) the [***] license, with the right to sublicense (subject to the limitation below) in the Territory under the Improvement Patent Claims solely to use and practice the Improvement Patent Claims in connection with the manufacture, use or sale of the Licensed Technology outside the Field of Use. In no event shall Marina (or its Affiliates or sublicensees) grant, or have any rights to grant, any sublicense under the foregoing license that is separate from a license (to the applicable sublicensee) under Marina Technology. Marina shall pay to ProNAi a royalty of [***]% of the net sales of any products sold by Marina or its Affiliates or sublicensees where the manufacture, use or sale of such product is claimed by a valid claim in the issued Improvement Patent Claims (where the terms “net sales” and “valid claim” have the same meanings as Net Sales and Valid Claims applied mutatis mutandis to the situation involving such product sold by Marina (or its Affiliate or sublicensee) and Improvement Patent Claim).

6.3 Prosecution and Maintenance.

(a) Marina shall, at its expense, file, prosecute, defend and maintain, including conducting re-examination, reissue, opposition and interference proceedings (and any other similar patent proceedings) regarding, the Licensed Patents before all patent authorities (collectively, “Prosecution”). Marina shall keep ProNAi reasonably informed of such Prosecution efforts and results. Marina shall not abandon any patent rights in the Licensed Patents without first notifying ProNAi in writing at least [***] days prior to any such abandonment. If Marina intends to abandon any such rights of Licensed Patent, or does not conduct the Prosecution of any claim or patent application or patent within the Licensed Patents in any specific country, after ProNAi’s request, then ProNAi shall have the right, on written notice to Marina, to undertake the Prosecution of such claims, applications or patents at ProNAi’s sole cost and expense, and in such case Marina shall do all things to provide ProNAi with the right and opportunity to conduct the Prosecution of such claim or patent application or patent.

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(b) ProNAi shall, at its expense and discretion, control the Prosecution of all Joint Intellectual Property before all patent authorities. ProNAi shall keep Marina reasonably informed of such Prosecution efforts and results. ProNAi shall not abandon any patent rights in the Joint Intellectual Property without first notifying Marina in writing at least [***] days prior to any such abandonment. If ProNAi intends to abandon any such rights of the Joint Intellectual Property, or does not conduct the Prosecution of any claim or patent application or patent within the Joint Intellectual Property in any specific country, after Marina’s request, then Marina shall have the right, on written notice to ProNAi, to undertake the Prosecution of such claims, applications or patents at Marina’s sole cost and expense, and in such case ProNAi shall do all things to provide Marina with the right and opportunity to conduct the Prosecution of such claim or patent application or patent.

6.4 Infringement by Third Parties. If requested by ProNAi, Marina shall use [***] to enforce the Licensed Patents against infringers that are causing a material negative impact on ProNAi (or its Affiliate or Sublicensee) in the market for a Licensed Product due to the infringement of the Licensed Patents. Marina shall keep ProNAi fully informed of the progress and results of any such enforcement action. Any recoveries in any such enforcement actions against an infringement brought under this Section 6.4 shall be used first to reimburse Marina’s out-of-pocket costs and expenses (including attorneys’ fees) for such action and any remainder shall be shared equally by the licensees of the Licensed Patents affected by the infringement action. Marina shall not enter into any settlement of any action under this Section 6.4 that materially negatively affects ProNAi’s (or its Affiliate’s or Sublicensee’s) rights or interests under this Agreement without ProNAi’s written consent, which consent shall not be unreasonably withheld or delayed. If a Third Party is infringing a Licensed Patent by making, using or selling a product in the Field of Use (a “Field Infringement”), and Marina does not enforce the Licensed Patent against such Field Infringement within [***] days after request by ProNAi, or ceases such enforcement without causing the Field Infringement to terminate, then thereafter ProNAi shall have the right to enforce the applicable Licensed Patents against such Field Infringement, at its expense, and shall keep Marina reasonably informed of such enforcement. In any such enforcement by ProNAi, Marina agrees to join the action as a party plaintiff (at ProNAi’s expense) if required for ProNAi to have standing to pursue the action and to cooperate and provide all reasonable assistance in ProNAi’s enforcement.

6.5 Defense of Third Party Actions. Each Party shall promptly notify the other Party upon receiving written notice of any potential infringement, or any Third Party Claim or action against Marina or ProNAi or any of their Affiliates or Sublicensees for possible infringement, of a Third Party patent right resulting from the practice or use by ProNAi (or its Affiliate or Sublicensee) of the Licensed Technology under this Agreement. Each Party shall be responsible for defending, and shall control the defense of, any such action brought against such Party.

ARTICLE 7

REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Representations and Warranties of Marina. As of the Effective Date, Marina hereby represents and warrants to ProNAi as follows:

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(a) Corporate Existence and Power. Marina is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted.

(b) Authority and Binding Agreement. Marina has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. Marina has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered by Marina and constitutes a legal, valid and binding obligation of Marina that is enforceable against it in accordance with its terms.

(c) No Conflict. The execution, delivery and performance of this Agreement by Marina does not conflict with, and will not result in a breach of, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it. Marina hereby covenants that it and its Affiliates shall not enter into any agreement that will conflict with its obligations and covenants in this Agreement or prevent or interfere with its performance of such obligations.

(d) IP Rights. Marina owns all the Licensed Technology, has the full legal rights and authority to grant the licenses and rights under the Licensed Technology granted under this Agreement, and has not assigned, transferred, conveyed or licensed its right, title and interest in the Licensed Technology in any manner inconsistent with such license grant or the other terms of this Agreement. There is no pending litigation or, to the best of Marina’s knowledge, written threat of litigation (that has not been resolved by taking a license or otherwise), which alleges that Marina’s activities with respect to the Licensed Patents or Licensed Products have infringed or misappropriated any of the intellectual property rights of any Third Party. To the best of Marina’s knowledge, the practice of the Licensed Technology as contemplated by this Agreement does not infringe any patent rights, or misappropriate any other intellectual property, owned by a Third Party.

(e) Disclaimer. EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH ABOVE IN THIS SECTION 7.1, MARINA MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR NON-INFRINGEMENT OF THE LICENSED TECHNOLOGY OR THE LICENSED PRODUCTS.

7.2 Representations and Warranties of ProNAi. As of the Effective Date, ProNAi hereby represents and warrants to Marina as follows:

(a) Corporate Existence and Power. ProNAi is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted.

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(b) Authority and Binding Agreement. ProNAi has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder. ProNAi has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered by ProNAi and constitutes a legal, valid and binding obligation of ProNAi that is enforceable against it in accordance with its terms.

(c) No Conflict. The execution, delivery and performance of this Agreement by ProNAi does not conflict with, and would not result in a breach of, any material agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d) EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH ABOVE IN THIS SECTION 7.2, PRONAI MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND, INCLUDING AS TO MERCHANTABILITY, FITNESS FOR A PARTICULA R USE OR NON-INFRINGEMENT, OR THAT THE DEVELOPMENT OR COMMERCIALIZATION OF ANY LICENSED PRODUCT WILL BE SUCCESSFUL.

ARTICLE 8

INDEMNIFICATION

8.1 Indemnification by Marina. Marina hereby agrees to defend, hold harmless and indemnify ProNAi and its Affiliates, and each of their respective officers, directors and employees (collectively, the “ProNAi Indemnitees”), from and against any and all Losses arising out of any Third Party Claim based upon or resulting from: (i) any of Marina’s representations and warranties set forth in Section 7.1 of this Agreement being untrue in any material respect when made; (ii) Marina’s failure to perform, in any material respect, any covenant or obligation of Marina set forth in this Agreement; and (iii) Marina’s gross negligence or willful misconduct; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of ProNAi Indemnitees or from the breach of any representation or warranty or obligation under this Agreement by ProNAi or its Affiliate.

8.2 Indemnification by ProNAi. ProNAi hereby agrees to defend, hold harmless and indemnify Marina and its Affiliates, and each of their respective officers, directors and employees (collectively, the “Marina Indemnitees”), from and against any and all Losses arising out of any Third Party Claim based upon or resulting from: (i) any of ProNAi’s representations and warranties set forth in Section 7.2 of this Agreement being untrue in any material respect when made; (ii) ProNAi’s or its Affiliate’s failure to perform, in any material respect, any covenant or obligation of ProNAi set forth in this Agreement; (iii) the exercise or practice by ProNAi, its Affiliates or Sublicensees of the licenses granted to ProNAi under Sections 2.1 (excluding any such Claim that alleges that the exercise or practice of the Licensed Technology infringes a patent or misappropriates other intellectual property of the Third Party); or (iv) the development, manufacture or Commercialization of any Licensed Product by or for ProNAi, its Affiliates or Sublicensees; except, in each case, to the extent any such Losses result from the gross negligence or willful misconduct of Marina Indemnitees or from the breach of any representation or warranty or covenant or obligation under this Agreement by Marina.

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8.3 Indemnification Procedures. Each Party (Marina on behalf of Marina Indemnitees, or ProNAi on behalf of ProNAi Indemnitees) will promptly notify the other Party when it becomes aware of a Claim for which indemnification may be sought hereunder. To be eligible to be indemnified for a Claim, a person seeking indemnification (the “Indemnified Party”) shall (i) provide the Party required to indemnify such person (the “Indemnifying Party”) with prompt written notice of the Claim giving rise to the indemnification obligation under this Article 8, provided that, the failure to provide such prompt notice shall not relieve the Indemnifying Party of any of its obligations under this Article 8 except to the extent the Indemnifying Party is actually prejudiced thereby; (ii) provide the Indemnifying Party with the exclusive ability to defend (with the reasonable cooperation of the Indemnified Party) against the Claim; and (iii) not settle, admit or materially prejudice the Claim, without the Indemnifying Party’s prior written consent. The Indemnified Party shall reasonably cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, in the defense of any Claim. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in and have its own counsel participate in any action or proceeding for which the Indemnified Party seeks to be indemnified by the Indemnifying Party. Such participation shall be at the Indemnified Party’s expense, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both Parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Indemnifying Party’s obligations under Section 8.1 or 8.2, as the case may be, shall not apply to the extent of the Indemnified Party’s failure to take reasonable action to mitigate any Losses. The Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment with respect to, any Claim, without the prior written consent of the Indemnified Party, which will not be unreasonably withheld or delayed.

8.4 Insurance. ProNAi shall, at its own expense, procure and maintain during the Term and for a period of [***] years thereafter, insurance policy/policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.

ARTICLE 9

CONFIDENTIALITY

9.1 Treatment of Confidential Information. The Parties agree that during the Term, and for a period of [***] years after this Agreement expires or terminates, a Party receiving Confidential Information of the other Party shall (i) maintain in confidence such Confidential Information; (ii) not disclose such Confidential Information to any Third Party without prior written consent of the disclosing Party, except as otherwise permitted in this Article 9; and (iii) not use such Confidential Information for any purpose other than the performance of or exercise of its rights under this Agreement.

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9.2 Authorized Disclosure.

(a) If, based upon the advice of legal counsel skilled in the subject matter, a Party is required to disclose specific Confidential Information of the other Party to comply with an Applicable Law, regulation, legal process, or order of a government authority or court of competent jurisdiction, the Party may disclose such Confidential Information only to the entity or person required to receive such disclosure; provided, however, that the Party required to disclose such Confidential Information shall (a) to the extent permitted by such law, regulation, process, order or rules, first have given prompt (but in no event less than five (5) business days) advance notice to such other Party to enable it to seek any available exemptions from or limitations on such disclosure requirement and shall reasonably cooperate in such efforts by the other Party, (b) furnish only the portion of the Confidential Information which is legally required to be disclosed; (c) use all reasonable efforts to secure confidential protection of such Confidential Information, and (d) continue to perform its obligations of confidentiality and non-use set out in this Article 9.

(b) ProNAi (and its Affiliates and Sublicensees) may disclose Confidential Information of Marina to Regulatory Authorities to the extent such disclosure is reasonably necessary in regulatory filings required for the development and/or commercialization of Licensed Products. In addition, each Party may disclose Confidential Information of the other Party to the extent such disclosure is reasonably necessary in the following instances: filing or prosecuting patents as permitted by this Agreement; and disclosure to Affiliates and Sublicensees and potential Sublicensees or other similar commercial partners, who need to know such information for the development, manufacture and commercialization of Licensed Products, to bankers, lawyers, accountants, agents or other Third Parties in connection with due diligence or similar investigations, and to potential Third Party investors in confidential financing documents or potential acquirers or merger partners in confidence pursuant to due diligence; provided that any such Sublicensee, licensee, contractor, employee, consultant, banker, lawyer, accountant, agent or Third Party is bound by obligations of confidentiality and non-use at least as restrictive as those set forth herein. In the case of each disclosure, the Party making such disclosure shall use reasonable efforts to obtain confidential treatment of any such disclosure, and shall not disclose Confidential Information of the other Party other than is reasonably necessary.

9.3 Publicity; Terms of Agreement. The Parties shall treat the existence and material terms of this Agreement as confidential and shall not disclose such information to Third Parties without the prior written consent of the other Party or except as provided in Section 9.2 (treating such information as Confidential Information for purposes of Section 9.2) or as provided below. The Parties agree that upon execution of this Agreement or shortly thereafter, the Parties shall issue a joint press release, such press release attached hereto as Appendix B. Except for such press release or as otherwise required by Applicable Law or applicable stock exchange requirements, neither Marina nor ProNAi shall issue or cause the publication of any other press release or public announcement with respect to the transactions contemplated by this Agreement without the express prior approval of the other Party, which approval shall not be unreasonably withheld or delayed; provided that, each of Marina and ProNAi may make any public statement in response to questions by the press, analysts, investors or those attending industry conferences or financial analyst calls, or issue press releases, so long as any such public statement or press release is not inconsistent with prior public disclosures or public statements approved by the other Party pursuant to this Section 9.3 and which do not reveal non-public

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information about the other Party. With respect to complying with the disclosure requirements of the Securities and Exchange Commission or other regulatory agencies, in connection with any required filing of this Agreement with such agency, the Parties shall consult with one another concerning which terms of this Agreement shall be requested to be redacted in any public disclosure of the Agreement by the agency, and each Party shall seek confidential treatment by the agency in public disclosure of the Agreement by the agency for all sensitive commercial, financial and technical information, including the definitions of Licensed Products and Field of Use, and any dollar amounts set forth herein.

9.4 Injunctive Relief. Given the nature of the Confidential Information and the competitive damage that would result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 9. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 9.

ARTICLE 10

TERM AND TERMINATION

10.1 Term. The term of this Agreement, as to a particular Licensed Product in a particular country, shall expire (on a country-by-country basis) upon the earlier of: (i) the expiration of the Royalty Term for such Licensed Product in such country, or (ii) the end of calendar quarter in which sales in such country of Generic Products exceed 25% (on a “per unit” basis) of the sales of the Licensed Product in such country. Upon expiration of the Royalty Term with respect to a Licensed Product in a particular country, then the licenses granted in Section 2.1 for such Licensed Product in such country shall become [***], and shall survive any expiration or termination of this Agreement. This Agreement shall expire in its entirety upon the expiration of the last Royalty Term for any Licensed Product with respect to which ProNAi has a license under this Agreement, unless earlier terminated pursuant to this Article 10.

10.2 Termination.

(a) Termination for Convenience. ProNAi shall have the right to terminate this Agreement for convenience in its entirety, or on a country-by-country basis, by giving ninety (90) days prior written notice to Marina, provided that no such termination shall be effective sooner than the date that is nine (9) months after the Effective Date.

(b) Termination for Bankruptcy/Insolvency. A Party may immediately terminate this Agreement in its entirety, or on a country-by-country basis, on written notice in the event (each, a “Financial Event”) any of the following occurs with respect to the other Party (the “Bankrupt Party”): (a) such Bankrupt Party files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges in writing insolvency, or is adjudged bankrupt, and such Bankrupt Party (i) fails to assume this Agreement in any such bankruptcy proceeding within thirty (30) days after filing or (ii) assumes and assigns this Agreement to a Third Party; (b) such Bankrupt Party goes into or is placed in a process of complete liquidation; (c) a trustee or receiver is appointed for any substantial portion of such

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Bankrupt Party’s business and such trustee or receiver is not discharged within sixty (60) days after appointment; (d) any case or proceeding shall have been commenced or other action taken against such Bankrupt Party in bankruptcy or seeking liquidation, reorganization, dissolution, a winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or similar act or law of any jurisdiction now or hereafter in effect and is not dismissed or converted into a voluntary proceeding governed by clause (a) above within sixty (60) days after filing; or (e) there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of such Bankrupt Party and such event shall have continued for a period of sixty (60) days and none of the following has occurred: (i) it is dismissed, (ii) it is bonded in a manner reasonably satisfactory to the other Party, or (iii) it is discharged.

(c) Termination for ProNAi Default. Upon any Default by ProNAi under this Agreement, Marina may notify ProNAi of such Default and require that ProNAi cure such Default, which cure period shall be not shorter than sixty (60) days of Marina’s notice for any Default of a payment obligation under this Agreement, or one hundred and twenty (120) days of Marina’s notice for any other Default. In the event ProNAi shall not have cured the Default by the end of the applicable cure period, Marina may terminate this Agreement immediately upon written notice to ProNAi. Notwithstanding the foregoing cure period, non-payment of the Initial Upfront License Fee in accordance with Section 5.1 shall automatically and immediately terminate this Agreement.

(d) Termination for Marina Default. Upon any Default by Marina under this Agreement, ProNAi may notify Marina in writing of such Default and require that Marina cure such Default within one hundred and twenty (120) days of ProNAi’s notice. In the event Marina shall not have cured the Default by the end of the cure period, ProNAi may terminate this Agreement in its entirety, or on a country-by-country basis, immediately upon written notice to Marina.

10.3 Effects of Termination. Upon termination of this Agreement pursuant to Section 10.2: (a) all licenses granted hereunder to ProNAi shall revert to Marina; (b) all sublicenses granted by ProNAi under the rights or licenses granted to ProNAi under this Agreement shall survive such termination, provided that the applicable Sublicensees are not in material breach of such sublicense agreements, and shall become direct licenses with Marina except that Marina shall not have any obligations under any such sublicense agreements that are greater than the obligations of Marina under this Agreement; (c) ProNAi (and its Affiliates) shall immediately cease all development and Commercialization of any Licensed Products that contain Licensed Know-How that is Confidential Information of Marina and/or are claimed by a Valid Claim, and shall return to Marina all physical manifestations of the Licensed Technology and Marina Confidential Information; and (d) ProNAi shall immediately cease and desist from all use or display of Marina’s Trademark and will destroy all goods, materials and papers upon which Marina’s Trademark appears and delete all uses of the Trademark on any other media, unless otherwise authorized in writing by Marina. For the avoidance of doubt, any technology, materials, intellectual property and information in ProNAi’s possession for use and application under the Original License Agreement for the product known as [***] shall not be affected by termination of this Agreement.

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10.4 Survival. The following provisions shall survive any expiration or termination of this Agreement: Articles [***], and Sections [***] and the applicable Sections of Article 1 (as needed to apply to the foregoing surviving Sections and Articles). Termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any Default of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.

ARTICLE 11

DISPUTE RESOLUTION

11.1 Disputes. In the event that any issue, controversy or claim between the Parties arises out of, relating to or in connection with, any provision of this Agreement, or the rights or obligations of the Parties hereunder (a “Dispute”), the Parties shall try to settle such Dispute and their differences amicably between themselves. Either Party may initiate such informal dispute resolution by sending written notice of the Dispute to the other Party, and within [***] days after such notice appropriate representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such representatives are unable to resolve promptly such Dispute, it shall be referred to the Parties executive officers for discussion and resolution. If such personnel are unable to resolve such Dispute within [***] days of initiating such negotiations, unless otherwise agreed by the Parties, such dispute shall be finally settled under Section 11.2.

11.2 Arbitration. For any Dispute involving amounts owed under the Agreement, or whether a Party has breached its obligations under the Agreement (and/or has cured such breach), such Dispute (if not resolved by the Parties under Section 11.1) shall be resolved by final and binding arbitration in accordance with this Section 11.2, under the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”) by a single arbitrator. Either Party may, following the end of the good faith negotiation period referenced in Section 11.1, refer any such Dispute to arbitration by submitting written notice to the other Party. Within [***] Business Days of delivery of such notice, the Parties shall meet and discuss in good faith and agree on (a) an arbitrator to resolve the issue, which arbitrator shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in licensing and partnering agreements in the pharmaceutical industry and other relevant experience and (b) any changes in these arbitration provisions or the rules of arbitration which are herein adopted, in an effort to expedite the process and otherwise ensure that the process is appropriate given the nature of the dispute and the values at risk. If the Parties cannot agree on such arbitrator within [***] days of request by a Party for arbitration, then such arbitrator shall be appointed by AAA, which arbitrator must meet the foregoing criteria. The arbitration shall be held in New York, New York, and the proceedings shall be conducted in the English language. The arbitrators may proceed to an award, notwithstanding the failure of either Party to participate in the proceedings. The arbitrator shall be instructed that time is of the essence in the arbitration proceeding. The arbitrator shall, within [***] calendar days after the conclusion of the arbitration hearing, issue a written award and statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded (if applicable). The arbitrator shall be authorized to award compensatory damages, but shall not be authorized to (i)

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award non-economic or punitive damages to the extent expressly excluded under this Agreement, or (ii) reform, modify or materially change this Agreement or any other agreements contemplated hereunder; provided, however, that the damage limitations described in part (i) of this sentence will not apply if such damages are statutorily imposed. Judgment on the award rendered by the arbitrator may be enforced in any court having competent jurisdiction thereof, or application may be made to the court for a judicial recognition of the award or an order of enforcement as the case may be, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrator. Notwithstanding anything contained in this Section 11.2 to the contrary, either Party shall have the right to seek equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding. The Parties agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of its (including any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions and any awards) shall not be disclosed beyond the arbitrator, the Parties, their counsel and any person necessary to the conduct of the proceeding, except as may lawfully be required in judicial proceedings relating to the arbitration or otherwise.

ARTICLE 12

MISCELLANEOUS

12.1 Entire Agreement; Amendment. This Agreement, including the appendices, constitutes the entire agreement between the Parties (or their Affiliates) related to the subject matter hereof. All prior and contemporaneous negotiations, representations, warranties, agreements, statements, promises and understandings related to the subject matter hereof are superseded by and merged into and extinguished and completely expressed by this Agreement, including the appendices. No Party shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises or understandings not specifically set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. For the avoidance of doubt, the Original License Agreement shall continue in full force and effect in accordance with the terms contained therein.

12.2 Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given for all purposes (i) when delivered, if sent by recognized overnight courier or personally delivered, or (ii) upon confirmation of receipt, if sent by facsimile transmission (provided a duplicate hard copy is promptly delivered by one of the other foregoing means), in each case using the mailing addresses of the Parties as set forth below (or such other mailing address of which a Party is notified pursuant to this Section 11.2):

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For ProNAi:	ProNAi Therapeutics, Inc.
2725 South Industrial Drive
Suite 200
Ann Arbor, Michigan 48104
Attn: Chief Executive Officer
Facsimile: 269-585-6120

With a copy to:	Honigman Miller Schwartz and Cohn LLP
350 East Michigan Avenue, Suite 500
Kalamazoo, Michigan 49007
Attn: Joscelyn C. Boucher
Facsimile: 269-337-7825

For Marina:	Marina Biotech, Inc.
3830 Monte Villa Parkway
Bothell, Washington 98021
Attn: President & CEO
Facsimile: (425) 908-3650

With a copy to:	Pryor Cashman LLP
7 Times Square
New York, NY 10036
Attn: Lawrence Remmel
Facsimile: (212) 798-6365

12.3 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any applicable principles of conflicts of law.

12.4 Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF OBLIGATIONS UNDER ARTICLE 9 OR FOR FRAUD OR COMPARABLE INTENTIONAL MISCONDUCT, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER. However, the foregoing limitations in this Section 12.4 shall not apply with respect to either Party’s indemnification obligations under Sections 8.1 or 8.2 for Third Party Claims.

12.5 Interpretation. Marina and ProNAi have each participated in negotiations and due diligence and consulted their respective counsel regarding this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

12.6 Assignment. This Agreement may not be assigned by either party without the express written consent of the other party, except that either Party may assign the Agreement to its Affiliate or to its successor in interest in connection with a merger, consolidation or sale of all or substantially all of its assets, or the sale or license of the portion of such Party’s business relating to this Agreement.

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12.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the Parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid provision; provided, however, that the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Parties hereto shall be enforceable to the fullest extent permitted by law.

12.8 Headings. The heading for each article and section in this Agreement has been inserted for convenience of reference only and is not intended to limit or expand on the meaning of the language contained in the particular article or section.

12.9 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

12.10 Independent Contractors. The relationship between ProNAi and Marina created by this Agreement is solely that of independent contractors. This Agreement does not create any agency, distributorship, employee-employer, partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever. Each Party shall use its own discretion and shall have complete and authoritative control over its employees and the details of performing its obligations under this Agreement.

12.11 No Waiver. A Party’s consent to or waiver, express or implied, of the other Party’s breach of its obligations hereunder shall not be deemed to be or construed as a consent to or waiver of any other breach of the same or any other obligations of the other Party. A Party’s failure to complain of any act, or failure to act, by the other Party, to declare the other Party in default, to insist upon the strict performance of any obligation or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof, no matter how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder, of any such breach, or of any other obligation or condition. A Party’s consent in any one instance shall not limit or waive the necessity to obtain such Party’s consent in any future instance and in any event no consent or waiver shall be effective for any purpose hereunder unless such consent or waiver is in writing and signed by the Party granting such consent or waiver.

12.12 Fees and Expenses. Regardless of whether or not the transactions contemplated by this Agreement are consummated, each Party shall bear its own fees and expenses incurred in connection with the negotiation and execution of this Agreement.

CONFIDENTIAL

12.13 No Other Rights. The Parties acknowledge and agree that, except as expressly set forth in this Agreement, neither Party grants any rights or licenses to the other Party under this Agreement nor shall either Party have any rights or obligations under this Agreement.

12.14 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and its respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (with the exception of ProNAi Indemnitees and Marina Indemnitees under Sections 8.1 and 8.2, respectively).

12.15 Rules of Construction. The use in this Agreement of the term “including” (or any cognates thereof, such as “include” or “includes”) means “including (or the applicable cognate thereof), without limitation.” The words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole, including the exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections and exhibits mean those sections of this Agreement and the Appendixes attached to this Agreement, except where otherwise stated.

12.16 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any signature page delivered by facsimile or electronic image transmission shall be binding to the same extent as an original signature page.

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

MARINA BIOTECH, INC.		PRONAI THERAPEUTICS, INC.

By:	/s/ J. Michael French	By:	/s/ Charles L. Bisgaier
Print Name: J. Michael French		Print Name: Charles L. Bisgaier
Title: President & CEO		Title: President & CEO

APPENDIX A

LIST OF LICENSED PATENTS

[***] formulation:

Patent Identifier	Jurisdiction		Title
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
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[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]
[***]	[	***]	[	***]

*Confidential Treatment Requested.

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CONFIDENTIAL

This Appendix A will be updated as necessary to include applicable Licensed Patents to reflect other formulations of SMARTICLES® liposomal delivery technology designated by ProNAi in writing in accordance with the Agreement.

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APPENDIX B

JOINT PRESS RELEASE

Marina Biotech and ProNAi Therapeutics Announce License

Agreement for the Development of DNAi-based Therapeutics

- ProNAi Therapeutics will develop oncology-focused compounds utilizing its proprietary DNAi technology combined with Marina Biotech’s novel SMARTICLES® liposomal delivery technology -

Bothell, WA and Ann Arbor, MI March 14, 2012 – Marina Biotech, Inc. (OTCQX: MRNA), a leading nucleic acid-based drug discovery and development company, and ProNAi Therapeutics, Inc. (ProNAi), a privately-held biotechnology company pioneering DNA interference (DNAi) therapies for cancer, announced today that the Companies have entered into an Exclusive License Agreement regarding the development and commercialization of DNAi-based therapeutics utilizing Marina Biotech’s novel SMARTICLES® liposomal delivery technology. ProNAi will have full responsibility for the development and commercialization of any products arising under the Agreement. Under terms of the Agreement, Marina Biotech could receive up to $14 million for each gene target in total upfront, clinical and commercialization milestone payments, as well as royalties on sales, with ProNAi having the option to select any number of additional gene targets. For example, if ProNAi licenses five products over time under this Agreement, Marina Biotech could receive up to $70 million in total milestones, plus royalties. Further terms of the Agreement were not disclosed.

“We are pleased that twenty-two patients have been dosed with PNT2258 in our Phase I clinical trial in advanced solid tumor patients to evaluate safety and tolerability, maximum tolerated dose, pharmacokinetics and pharmacodynamics. PNT2258 is our first DNAi oligonucleotide targeted against the anti-apoptotic bcl-2 oncogene and encapsulated in Marina’s SMARTICLES® technology. This novel delivery technology offers protection for the DNAi oligonucleotide during systemic administration with good circulation times and extrahepatic tumor exposure. DNAi are short single-strand unmodified oligonucleotides designed to silence genes by interfering with DNA. The DNAi silencing approach is differentiated from that of RNAi, antisense or miRNA in that it targets genomic sequences within noncoding region of DNA disrupting transcription. The progress and delivery validation in the clinic this past year on the novel DNAi-SMARTICLES® formulation gives us confidence to bring forward more first in class drug candidates alone or with partners. ProNAi is now positioned to advance additional cancer therapies from its pre-clinical leads targeting other oncogenes such as c-myc and k-ras while also exploring other disease targets in areas such as inflammation and genetics diseases,” said Charles L. Bisgaier, Ph.D., President and CEO of ProNAi Therapeutics.

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CONFIDENTIAL

“We are extremely pleased to have entered into a relationship with a company like ProNAi who is developing a first-in-class nucleic acid therapeutic,” stated J. Michael French, President and CEO of Marina Biotech. “In addition, we are excited to see the continued advancement of oligonucleotide-based therapeutics using our SMARTICLES® technology. Besides advancements within our own internal research programs, we have now been able to establish two license agreements broadening the application of the SMARTICLES® technology to the systemic administration of both single and double-stranded oligonucleotide therapeutics. We look forward to the rapid advancement of ProNAi Therapeutics’ clinical pipeline and the opportunity to bring novel therapeutics to patients in need.”

ProNAi is conducting an open-label, single arm, Phase I dose-escalation study of PNT2258 in patients with advanced solid tumors for which no standard therapy exists at START in San Antonio Texas. PNT2258 is ProNAi’s first drug candidate from the DNAi drug platform. Patients receive PNT2258 as an intravenous infusion once daily for 5 consecutive days (Days 1-5) of every 21-day cycle (3 weeks). ProNAi plans to report the results of this Phase I study at oncology conferences later this year and initiate the next Phase I/II safety and efficacy studies in select cancer patients based upon the safety and dose findings from this Phase I study.

About Marina Biotech, Inc.

Marina Biotech is a biotechnology company focused on the development and commercialization of oligonucleotide-based therapeutics utilizing multiple mechanisms of action including RNA interference (RNAi) and messenger RNA translational blocking. The Marina Biotech pipeline currently includes a clinical program in Familial Adenomatous Polyposis (a precancerous syndrome) and two preclinical programs — in bladder cancer and malignant ascites. Marina Biotech entered into an exclusive agreement with The Debiopharm Group for the development and commercialization of the bladder cancer program. In addition, Marina Biotech has entered into an agreement with Mirna Therapeutics to license Marina Biotech’s SMARTICLES® technology for the delivery of microRNA mimics. Marina Biotech’s goal is to improve human health through the development of RNAi- and oligonucleotide-based compounds and drug delivery technologies that together provide superior therapeutic options for patients. Additional information about Marina Biotech is available at http://www.marinabio.com.

About ProNAi Therapeutics, Inc.

ProNAi Therapeutics, Inc. is a venture backed, clinical stage, biotech company pioneering a new class of targeted drugs based on utilizing single strands of unmodified DNA oligonucleotides to target genomes responsible for complex, proliferative diseases initially in cancer. The Company’s lead drug candidate, PNT2258, has demonstrated safety and in vivo efficacy in a variety of preclinical tumor xenograft models. The company has successfully raised over $20 million from Apjohn Ventures, Grand Angels, the State of Michigan, Biosciences Research and Commercialization Center (BRCC), Amherst Fund and private investors. Additional information about ProNAi Therapeutics is available at http://www.pronai.com.

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CONFIDENTIAL

Forward-Looking Statements

Statements made in this news release may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: (i) the ability of Marina Biotech to obtain additional funding; (ii) the ability of Marina Biotech to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of Marina Biotech and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of Marina Biotech and/or a partner to obtain required governmental approvals; and (v) the ability of Marina Biotech and/or a partner to develop and commercialize products prior to, and that can compete favorably with those of, competitors. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in Marina Biotech’s most recent periodic reports on Form 10-K and Form 10-Q that are filed with the Securities and Exchange Commission. Marina Biotech assumes no obligation to update and supplement forward-looking statements because of subsequent events.

Forward-Looking Statements made in this news release may be forward-looking statements within the meaning of Federal Securities laws that are subject to certain risks and uncertainties and involve factors that may cause actual results to differ materially from those projected or suggested. Factors that could cause actual results to differ materially from those in forward- looking statements include, but are not limited to: (i) the ability of ProNAi to obtain additional funding; (ii) the ability of ProNAi Therapeutics to attract and/or maintain manufacturing, research, development and commercialization partners; (iii) the ability of ProNAi and/or a partner to successfully complete product research and development, including preclinical and clinical studies and commercialization; (iv) the ability of the ProNAi Therapeutics and/or a partner to obtain required governmental approvals; and (v) the ability of ProNAi Therapeutics and/or a partner to develop and commercialize products that can compete favorably with those of competitors.

Marina Biotech, Inc.

Philip Ranker

Interim Chief Financial Officer

(425) 908-3615

pranker@marinabio.com

ProNAi Therapeutics, Inc.

Wendi Rodrigueza, Ph.D.

Vice President, Product Development

(269) 815-8098

wrodrigueza@pronai.com

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